UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 23, 2007


                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      000-28167                   52-2126573
--------------------------------------------------------------------------------
  (State or other                  (Commission                 (IRS Employer
   jurisdiction                    File Number)             Identification No.)
 of incorporation)


600 Telephone Ave, Anchorage, Alaska                                   99503
--------------------------------------------------------------------------------
         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   907 - 297 - 3000
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On October 23, 2007, ACS Cable Systems, Inc., a wholly owned subsidiary of Alaska Communications Systems Group, Inc., entered into a definitive Supply Agreement with Tyco Telecommunications, a business unit of Tyco Electronics ("Tyco"), to construct a long haul fiber facility that connects Alaska and the Pacific Northwest.

The fiber facility, which is comprised of both terrestrial and undersea elements, will originate in Anchorage, Alaska and terminate in Florence, Oregon. Connectivity between Anchorage and Homer, Alaska will be provided by diverse terrestrial routes plus an undersea interlink in Alaska's Cook Inlet from Anchorage to Nikiski. The major undersea portion of the system will be comprised of a 4 fiber pair system connecting Homer, Alaska, with the mid-coastal Oregon town of Florence. The cable is designed for a life of 25 years. The date for provisional delivery of the fiber facility by Tyco under the agreement is December 31, 2008. We believe the fiber facility will be commercially available in early 2009.

We estimate the total cost of the system, including the undersea portions of the project and the complementary terrestrial system work to be approximately $95 million, $85.8 of which is payable directly to Tyco under the Supply Agreement.

Item 2.02         Results of Operations and Financial Condition

On October 25, 2007, Alaska Communications Systems Group, Inc. reported its financial results for the quarter ended September 30, 2007. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01         Regulation FD Disclosure

On October 25, 2007, Alaska Communications Systems Group, Inc. announced that it entered into an agreement with Tyco to construct a fiber facility that connects Alaska to the Pacific Northwest. A copy of the press release is attached as
Exhibit 99.2 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99.1 Alaska Communications Systems Group, Inc. Press Release dated October 25, 2007

Exhibit 99.2 Alaska Communications Systems Group, Inc. and Tyco Telecommunications Press Release dated October 25, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:    October 25, 2007              Alaska Communications Systems Group, Inc.

                                       /s/ David Wilson
                                       -----------------------------------------
                                       David Wilson,
                                       Senior Vice President and
                                       Chief Financial Officer